Exhibit 10.1

[MRMI Letterhead]

July 30, 2013

David Brain

EPT Concord II, LLC

c/o Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Dear Mr. Brain:

Reference is made to that certain Option Agreement, dated as of December 21, 2011, between EPT Concord II, LLC (“EPT”), as owner of the Property described therein, and Monticello Raceway Management, Inc. (“MRMI”; together with EPT, collectively, the “Parties”), as tenant, as amended by that certain letter agreement, dated March 30, 2012, between EPT and MRMI, by that certain letter agreement, dated April 30, 2012, between EPT and MRMI, by that certain letter agreement, dated May 30, 2012, between EPT and MRMI, by that certain letter agreement, dated June 29, 2012, between EPT and MRMI, by that certain letter agreement, dated October 1, 2012, between EPT and MRMI, by that certain letter agreement, dated October 12, 2012, between EPT and MRMI, by that certain letter agreement, dated October 31, 2012, between EPT and MRMI, by that certain letter agreement, dated November 30, 2012, between EPT and MRMI, by that certain MRMI Option Extension Notice, dated March 7, 2013, and Additional Option Payment and by that certain letter agreement, dated June 27, 2013, between EPT and MRMI (collectively, the “Letter Agreements”), copies of which are attached hereto as Exhibit A. The term “Option Agreement” as used herein shall mean the Option Agreement as amended by the Letter Agreements.

The Parties hereby agree to amend the Option Agreement to extend the Option Exercise Period and Final Option Exercise Outside Date (as defined therein) by fifteen (15) days, such that the Final Option Exercise Outside Date shall mean August 14, 2013. Neither EPT nor MRMI (nor any of their respective permitted successors or assigns) shall have the right to terminate the Option Agreement prior to the Final Option Exercise Outside Date as extended by this letter agreement. Except as set forth herein, the Option Agreement is unamended and remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

If the foregoing accurately sets forth your understanding of our agreement, please indicate your concurrence by signing in the space provided below and returning one copy of this letter to the undersigned. We look forward to continuing to work with you to complete the master development plan expeditiously.

Very truly yours,

Monticello Raceway Management, Inc.

By:	/s/ Laurette Pitts
Laurette Pitts
CFO/COO

Accepted and agreed to as of

the 30th day of July, 2013:

EPT Concord II, LLC

By:	/s/ David Brain
Name:	David Brain
Title:	President/CEO

With notice to:

EPT Concord II, LLC

c/o Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attention: Asset Manager

And copies to:

Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attention: General Counsel

and

Zarin & Steinmetz

81 Main Street

White Plains, New York 10601

Attention: Michael D. Zarin, Esq.